SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 15, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                      001-16533              63-1261433
  (State of Incorporation)       (Commission File No.)   (IRS Employer I.D. No.)


  100 Brookwood Place, Birmingham, Alabama                 35209
  (Address of Principal Executive Office)               (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


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Item 7.       Financial Statements and Exhibits
------        ---------------------------------

              (c) Exhibits filed with this report:

              Number         Exhibit

              99.1 Copy of Registrant's press release, dated July 15, 2003, publicly announcing the exercise of an over-allotment option in connection with the Registrant's recent sale of Convertible Senior Debentures.



Item 9.       Regulation FD Disclosure
------        ------------------------

              The Registrant has furnished this report to disclose for Regulation FD purposes its public announcement of the exercise of an over-allotment option in connection with the Registrant's recent sale of Convertible Senior Debentures.


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        SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 15, 2003


                                               PROASSURANCE CORPORATION


                                               By:  /s/ Howard H. Friedman
                                               ---------------------------------
                                                        Howard H. Friedman
                                                        Chief Financial Officer











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